CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS AND ENCLOSED BY BRACKETS. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                EXHIBIT 10.43
                               LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this "Agreement") is made and entered into as of February 9, 2000 (the "Effective Date") by and between: EncrypTix, Inc., a Delaware corporation ("EncrypTix"), having its principal place of business at 101 N. Sepulveda Blvd., Suite 150, El Segundo, CA 90245 and Stamps.com, Inc., a Delaware corporation ("Stamps"), with principal offices at 3420 Ocean Park Blvd., Suite 1040, Santa Monica, CA 90405-3307.

                                    RECITALS

     A. Stamps is engaged in the business of providing mailing and shipping products and services via the Internet through the creation of technology for such purposes (as further defined herein, the "Stamps Technology").

     B. EncrypTix, which is now being organized and capitalized, desires to exploit the Stamps Technology throughout the world exclusively in the events and travel industries and non-exclusively for certain uses within the financial services industry, each as further specified herein.

     C. In connection with the organization and capitalization of EncrypTix, the parties desire to enter into this agreement pursuant to which Stamps grants EncrypTix a perpetual, worldwide license to the Stamps Technology (subject to the reservation by Stamps of certain rights with respect to such technology) for the uses specified herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.  DEFINITIONS
    -----------
For purposes of this Agreement, the following terms shall have the following meanings:

     (a) "Change of Control," as to a party shall mean (i) the consummation of a reorganization, merger or consolidation in which such party is not the surviving entity or in which it is the surviving entity but less than [***]* of the equity
                                                             ---
interests of such entity outstanding after such transaction are held, pursuant to the terms of the transaction, by the pre-transaction security holders of such party; (ii) a sale or other disposition of assets of such party affecting [***]*
                                                                           ---
or more of the party's assets; or (iii) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined for purposes of Section 13(d) of such Act) of more than [***]* of either (A) the
                                                         ---
then outstanding shares of common stock of such party or (B) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors or similar managers.

     (b) "Confidential Information" shall mean any and all information relating to or disclosed in the course of the negotiation or performance of this License or any related services agreements or otherwise disclosed between the parties to this Agreement, which is or should be

-----------------------------------

* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

reasonably understood by the receiving party to be confidential or proprietary to the disclosing party, including without limitation, the material terms of this Agreement, source code, trade secrets, inventions, discoveries, formulas, designs, techniques, applications, processes, ideas, concepts, research and development, and know-how. "Confidential Information" shall not, however, include information that: (i) is or shall become generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed by the receiving party;
(iv) is lawfully obtained from a third party that rightfully makes such disclosure without breach of a duty of confidentiality; or (v) is made generally available by the disclosing party without restriction on disclosure.

     (c) "Derivative Work" shall mean with respect to the Stamps Technology, any modification, improvement or enhancement thereof: (i) with respect to a pre-existing work entitled to copyright protection under federal law, any work that is based upon the relevant pre-existing work, such as a revision, modification, translation, abridgment, condensation or any other form in which the relevant pre-existing work may be recast, transformed or adapted, which, as a whole, represents an original work of authorship and the preparation, use and/or distribution of which, in the absence of this Agreement or other authorization from the owner, would constitute an infringement of copyright in such pre-existing work under federal law; (ii) with respect to any intellectual property for which a patent has Issued, any adaptation, subset, addition, improvement or combination of such intellectual property the preparation, manufacture, sale, practice, use and/or distribution of which, in the absence of this Agreement or other authorization from the owner, would constitute patent infringement of such intellectual property under federal law or the laws of any foreign jurisdiction; and (iii) with respect to information entitled to trade secret protection under California law, any new material, manufacture, invention, information, or data derived from such information (including new material (etc.) which may be protectable by copyright, patent or other proprietary rights) the preparation, manufacture, sale, practice, use and/or distribution of which, in the absence of this Agreement or other authorization from the owner, would constitute misappropriation of the trade secret under California law (provided that works created by or for EncrypTix without the use of any Stamps Confidential Information shall not be deemed to be "Derivative Works" under this clause "iii").

     (d) "Event" shall mean [***]*.

     (e) "Events Field of Use" shall mean [***]*.

     (f) "Financial Services Field of Use" shall mean [***]*.

     (g) "Intellectual Property Rights" shall mean any and all secret, proprietary or confidential information, trade secrets, inventions, discoveries, formulas, designs, techniques, applications, processes, ideas, concepts, patents, copyrights, and similar rights of any type under the laws of any governmental authority including, without limitation, all applications and registrations relating to patents and copyrights, whether presently existing or created in the future.

     (h) "Issued," "Issuing," "Issues" and "Issuance" shall mean the awarding of a patent based upon a patent application, whether such awarding is effected by issuance, registration,

-----------------------------------

* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

deliverance, sealing, granting or any other act by the United States Patent and Trademark Office or any foreign governmental entity.

     (i) "Licensed Fields of Use" shall mean the Travel and Events Fields of Use and the Financial Services Field of Use.

     (j) "Mail and Postage Field of Use" shall mean [***]*.

     (k) "Patents" shall mean all patents (including without limitation, utility and design patents) Issued or Issuing at any time on patent applications entitled to an effective filing date on or prior to the third anniversary of the Effective Date for which, as of the Effective Date or at any time during the term of this Agreement, Stamps is an actual or beneficial owner or assignee. The term "Patents" shall also include any patent of the United States or foreign jurisdiction, which is a substitution, extension, reissue, reexamination or renewal of any of the foregoing, and any patent issuing on any patent application related as a divisional or a continuation or a continuation-in-part of any of the foregoing. Without limiting the foregoing, "Patents" includes the patents listed on Schedule 1(k) hereto. The foregoing definition shall not limit the rights, if any, licensed under other terms of this agreement, to technology that may be developed, reduced to practice, and put on sale or in public use by Stamps prior to such third anniversary but as to which a patent application is filed after such third anniversary.

     (l) "Stamps Client Software" shall mean the client side software that allows end-users to use the Stamps Technology in the Licensed Fields of Use. The foregoing shall not imply that existing client-side software of Stamps would allow end users to use Stamps Technology in the Licensed Fields of Use.

     (m) "Stamps Competitor" shall mean any Third Party that engages in, or that holds a 10% or greater interest (directly or indirectly) in another Third Party that engages in, activities that Stamps considers competitive with it in the mailing or shipping of products and/or services or activities ancillary thereto including activities related to payment for or in connection with such activities.

     (n) "Stamps Technology" shall mean any and all Intellectual Property Rights
(A) that are now owned by or licensed to Stamps or (B) that are hereafter created or developed by Stamps at any time during the Technology Transfer Term or acquired by or licensed to Stamps at any time during the Technology Transfer Term. "Stamps Technology" shall include Stamps: (1) Patents; (2) software programs and components (in object code form and source code form, except as provided in Section 2(g)), including client and/or server software for all supported platforms along with all related products including, without limitation, upgrade packs, integrated databases and tools; (3) APIs and technical and end-user documentation for the programs and components described in clause "2"; (4) Derivative Works of the products described in clauses "1" through "3" that are created or developed by Stamps during the Technology Transfer Term or acquired by or licensed to Stamps during the Technology Transfer Term (including without limitation, any such Derivative Works that are created or developed by Stamps pursuant to the provisions of the Incubation, Technology Transfer and Maintenance Agreement (the "Incubation Agreement")); and
(5) Derivative Works of the products described in clauses "1" through "3" that are created or developed by or for EncrypTix at any time, including

------------------------------------

* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

without limitation, any such Derivative Works that are created or developed by or for EncrypTix pursuant to the provisions of this Agreement.

     (o) "Technology Transfer Term" means the period commencing on the Effective Date and ending upon the later of (i) the [***]* anniversary of the Effective Date and (ii) if exclusivity of rights licensed hereunder is extended pursuant to Section 2(b)(v) hereof in the Travel Field of Use or the Events Field of use or both such fields of use, the end of the period of such extension.

     (p) "Third Party" shall mean any individual, corporation, partnership, limited liability company, trust, association, governmental entity or other legal entity other than Stamps and EncrypTix.

     (q) "Travel Field of Use" shall mean [***]*.

2.  LICENSE TO STAMPS TECHNOLOGY

     (a) License Grant. Subject to all the terms of this Agreement, Stamps
         -------------
hereby grants to EncrypTix, a fully paid-up, royalty free, perpetual, irrevocable and worldwide license to exploit the Stamps Technology only as follows:

         (i) distribute and transmit, solely for exploitation in connection with EncrypTix' business within the Licensed Fields of Use, any product embodying the Stamps Technology in all media now known or hereafter developed by all methods of distribution or transmission now known or hereafter developed provided that
                                                                 --------
reasonable precautions are taken to ensure that such product will be used solely in the Licensed Fields of Use;

         (ii) publicly perform and publicly display, solely for exploitation in connection with EncrypTix' business within the Licensed Fields of Use, any product embodying the Stamps Technology in all media now known or hereafter developed and by all methods of performance or display now known or hereafter developed within provided that reasonable precautions are taken to ensure that
                 --------
such product will be used solely in the Licensed Fields of Use;

        (iii) make, have made, use, and have used any products or devices clamed by any Patent, and practice and have practiced any method or process claimed by any Patent, in either case solely for exploitation in connection with EncrypTix business within the Licensed Fields of Use, provided that reasonable precautions
                                            --------
are taken to ensure that any such product or device is not resold and is used only in the Licensed Fields of Use.

         (iv) make copies of the Stamps Technology solely for purposes of exercising the rights granted in this Section 2(a);

         (v) create and authorize the creation of Derivative Works of the Stamps Technology and exercise any of the rights granted in this Section 2(a) with respect to such Derivative Works provided that: (a) such Derivative Works are
                                 -------- -----
intended and adapted for use in the Licensed Fields of Use and (b) reasonable precautions are taken to ensure that such Derivative Works will be used only in connection with EncrypTix business within the Licensed Fields of Use;

------------------------------------

* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

         (vi) sublicense only the Stamps Client Software as necessary or appropriate in connection with the provision of EncrypTix' products and services in the ordinary course of its business within the Licensed Fields of Use; and

         (vii) upon prior written notice to Stamps, sublicense any or all of the rights granted in Sections 2(a)(i) through 2(a)(vi) to any one or more Third Parties in which EncrypTix owns no less than [***]* of the equity securities; provided that (A) such sublicensee(s) shall be prohibited from further
--------
sublicensing the Stamps Technology except for sublicenses of the Stamps Client Software as necessary or appropriate in connection with the provision of such sublicensees' products and services in the ordinary course of business within the Licensed Fields of Use and (B) that the sublicensee's rights corresponding to those in Sections 2(a)(i) through 2(a)(vi) shall be subject to the same limitations and requirements as to precautions reasonably acceptable to Stamps as are stated in the corresponding provisions above.

     (b) Exclusivity
         -----------

         (i) Exclusivity in the Travel and Events Fields of Use. The license
             --------------------------------------------------
granted to EncrypTix pursuant to Section 2(a) is exclusive with respect to the Travel and Events Fields of Use for a period of [***]* years from the Effective Date; provided that to maintain exclusivity, EncrypTix must continue as a
      --------
going concern and maintain its ability to pay its debts as they become due.

         (ii) Termination of Exclusivity. At any time that EncrypTix fails to
              --------------------------
meet the criteria to maintain exclusivity set forth in Section 2(b)(i), the license of the Stamps Technology pursuant to Section 2(a) shall become a non-exclusive license in the Travel and Events Fields of Use.

         (iii) Exceptions to Exclusivity. EncrypTix shall be entitled to enforce the exclusivity set forth in this Section 2(b) against all Third Parties and Stamps, with the following limited exceptions:

               (A) Each of Stamps' existing (as of the Effective Date) non-exclusive licenses, as set forth on Schedule 2(b)(iii)(A) attached hereto (the
                                             ------------
"Existing Agreements"), shall remain in full force and effect until its expiration and the expiration of any renewal periods exercisable and exercised by the respective licensees, and EncrypTix shall not be entitled to enforce its exclusivity hereunder with respect to such Existing Agreements; provided that
                                                                --------
Stamps shall not exercise any options to extend such licenses into any fields of use other than those fields of use licensed thereunder as of the Effective Date or to renew or extend the term of any such license;

               (B) Stamps shall have the right, with prompt notice to Encryptix, to grant licenses of the Stamps Technology (other than copyright licenses to Stamps' software) in the Travel and Events Fields of Use to one or more Third Parties [***]* involving the Stamps Technology;
         ---
               (C) Stamps shall have the right, with prompt notice to Encryptix, to [***]*; and
     ---

               (D) Stamps shall retain the right to: (i) use the Stamps Technology and all Derivative Works thereof in the Travel and Events Fields of Use for the sole purpose of fulfilling its

-------------------

* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

obligations under this Agreement or other agreements with EncrypTix and/or to provide EncrypTix with technical support and maintenance services; (ii) use the Stamps Technology and all Derivative Works thereof for all purposes outside of the Travel and Events Fields of Use; and (iii) copy, reproduce and create Derivative Works of the Stamps Technology (provided that copying pursuant to this clause (iii) shall not occur to permit, or in connection with, commercial exploitation of the technology by Stamps in the Travel and Events Fields of Use while exclusivity continues for that field of use).

               (iv) Non-Exclusivity of Financial Services Field of Use;
                    ---------------------------------------------------
Potential Termination. The license granted to EncrypTix pursuant to Section 2(a)
---------------------
is a non-exclusive license of rights in and to the Stamps Technology in the Financial Services Field of Use (except that, if an activity should exist that is within both the Travel and Events Fields of Use an the Financial Services Field of Use, the license will be exclusive as to that activity). Stamps may terminate EncrypTix' license in the Financial Services Field of Use in the event that EncrypTix: (i) fails to obtain no less than twenty million dollars ($20,000,000) of equity financing prior to the first anniversary of the Effective Date; or (ii) fails at any time to continue as a going concern or to maintain its ability to pay its debts as they become due.

               (v) Extension of Exclusivity in the Travel and Events Fields of
                   -----------------------------------------------------------
Use. Upon the expiration of the [***]* year period of exclusivity defined in
----
Section 2(b)(i), the license granted to EncrypTix pursuant to Section 2(a) shall remain exclusive with respect to any exclusive field of use (i.e., the Travel Field of Use or the Events Field of Use, or, if applicable, both of those fields of use) for an additional [***]* (to the extent that such exclusivity was not
                           ---
theretofore terminated pursuant to Section 2(b)(i) or 2(b)(ii)) if, in [***]*,
                                                                        ---
EncrypTix shall have issued more than [***]* tickets in revenue-generating (for
                                       ---
EncrypTix) issuances in such field of use.

         (c) Sublicensed Matter.
             ------------------

               (i) To the extent that any of the Stamps Technology is acquired by or licensed to Stamps from any Third Party licensor that is not under direct or indirect common ownership with Stamps ("Third Party Technology"), the grant of license or sublicense rights to EncrypTix with respect to all Third Party Technology is subject to Stamps' right under its license from each respective Third Party licensor (the "Primary License") to sublicense the Third Party Technology, and, consistent with the rights granted to EncrypTix under Section 2.1(a) but subject to the further provisions in this paragraph, Stamps shall grant to EncrypTix such rights as the Primary License permits. Unless EncrypTix declines all rights under licenses of Third Party Technology as provided in the following sentence, EncrypTix shall pay or reimburse Stamps for appropriately prorated expenses and acquisition costs and any incremental royalties which Stamps becomes obligated to pay to such Third Party licensor by reason of EncrypTix' license or sublicense of, or exploitation of, the Third Party Technology. In connection with future acquisitions of Third Party Technology, Stamps will, to the extent consistent with any applicable confidentiality requirements and its other contractual commitments, provide EncrypTix with (i) a copy of such new license agreements and information on the subject technology and (ii) a period of ten (10) business days to decline, by notice to Stamps, any rights thereunder; in which case, notwithstanding the foregoing provisions of this Section 2, EncrypTix shall have no rights to the Third Party Technology licensed to Stamps thereunder.

-----------------------

* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     (ii) Stamps will maintain accurate records with regard to its obligations and payments for Third Party Technology and the amounts due from EncrypTix in connection with Third Party Technology. For the purpose verifying its payment obligations in connection with Third Party Technology, EncrypTix (or its representative) will have the right to conduct a reasonable inspection of the portions of such records that are relevant to those EncrypTix' payment obligations. Any such audit may be conducted after ten (10) business days prior written notice to Stamps. EncrypTix shall bear the expense of any audit conducted pursuant to this paragraph unless such audit shows overcharges in the amounts reported as payable to Stamps or actually paid to Stamps by EncrypTix for Third Party Technology for any quarterly period in excess of the greater of
(a) ten percent (10%) of the actual or reported amounts paid or payable to Stamps for Third Party Technology for such period and (b) Five Thousand Dollars ($5,000.00), in which event Stamps shall bear the reasonable expenses of the audit.

     (d) Additional Field of Use.  During the term of this license, EncrypTix
         -----------------------
shall have the right to petition Stamps to expand the license granted hereunder to specific fields of use in addition to the Travel and Events Fields of Use and the Financial Services Field of Use. Stamps shall consider such petitions in good faith, however, any grant of additional fields of use (whether exclusive or
            -------
non-exclusive) will be at Stamps' sole discretion and for additional compensation.

     (e) Restrictions.  EncrypTix shall not (and shall not allow any Third Party
         ------------
to): (i) decompile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover any source code, underlying ideas, or algorithms of the Stamps Technology by any means whatsoever (except to the extent that applicable law prohibits reverse engineering restrictions), (ii) remove any product identification, copyright, patent or other notices, (iii) except to the extent expressly authorized in this Section 2, modify or incorporate into or with other software or create a derivative work of any part of the Stamps Technology, or
(iv) sublicense or assign any rights hereunder to any Third Party (including without limitation, end-user licenses) unless otherwise expressly permitted under this Section 2.

     (f) Patent Markings and Copyright Notices.  EncrypTix shall reproduce on or
         -------------------------------------
within all products, software, webpages and other media incorporating the Stamps Technology and on any related media all patent markings and copyright notices as supplied by Stamps and such additional notices as may reasonably be requested by Stamps.

     (g) Exception to License.  Notwithstanding anything else in this Agreement,
         --------------------
no license whatsoever is or will be conveyed or granted by this Agreement as to:

         (i) the source code version of any Stamps Technology that consist(s) of [***]*, provided that nothing in this clause "i" limits EncrypTix's rights to
 ---
obtain object code versions of the foregoing;"

         (ii) a new version of, or a replacement for, an item of source code not furnished to EncrypTix pursuant to the preceding clause "i" provided that Stamps
                                                            -------------
will consult with EncrypTix and may include in the license new source code that would be included but for this restriction unless Stamps determines that it has legitimate security or other reasons not to do so, and provided that nothing in this clause "ii" limits EncrypTix's rights to obtain object code versions of the foregoing; or

--------------------
* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

         (iii) as to which licensing and provision to EncrypTix as provided in this Agreement would (A) violate applicable laws or regulations including, without limitation, Postal Service or Department of Commerce laws or regulations; (B) violate contractual arrangements between Stamps and shippers or other entities connected with the Mail and Postage Field of Use; or (C) create a meaningful risk of a security violation.

     Schedule 2(g) hereto presents certain information on the Stamps Technology being licensed hereunder.

3. TRADEMARKS.

     The license granted hereunder does not include any license to use any of Stamps' trade names, trademarks or service marks; and Stamps reserves all of its rights and interest therein. Solely in connection with the marketing, promotion and distribution of its products and services in the Licensed Fields of Use, EncrypTix shall be entitled to state that its technology is licensed from, or is the same as, or is based upon, the technology used by Stamps, with wording approved in advance by Stamps, such approval not to be unreasonably withheld or delayed.

4. SUPPORT AND MAINTENANCE.

     As soon as reasonably practicable, Stamps and EncrypTix will enter into the Incubation Agreement that will set forth the parties' obligations with respect to the incubation services to be provided by Stamps to EncrypTix and the transfer, set-up, support and maintenance of the Stamps Technology being licensed to EncrypTix hereunder.

5. OWNERSHIP OF INTELLECTUAL PROPERTY

     (a) Stamps Technology.  Subject to the licenses granted in Section 2, as
         -----------------
between Stamps and EncrypTix, Stamps owns and shall own all right, title and interest in and to the Stamps Technology, as of the Effective Date and at all times thereafter. EncrypTix agrees that it will not, at any time during or after the term of this Agreement, (i) do anything which may adversely affect the validity or enforceability of the Stamps Technology (including any act, or assistance to any act, which would infringe or lead to the infringement of the Stamps Technology), or (ii) exercise, or attempt to exercise, any proprietary rights in the Stamps Technology, other than as expressly set forth herein and in any other written agreement(s) that may be entered into by the Parties.

     (b) Derivative Works.  Subject to the licenses granted in Sections 2, as
         ----------------
between Stamps and EncrypTix, Stamps owns and shall own all right, title and interest in and to all Derivative Works of the Stamps Technology, regardless of whether such Derivative Works are created by EncrypTix, Stamps, or any Third Parties. EncrypTix agrees that it will not, at any time during or after this Agreement, (i) do anything which may adversely affect the validity or enforceability of the Derivative Works (including any act, or assistance to any act, which would infringe or lead to the infringement of the Derivative Works), or (ii) exercise, or attempt to exercise, any proprietary rights in the Derivative Works, other than as expressly set forth herein and in any other written agreement(s) that may be entered into by the Parties. To the extent that any Derivative Works of the Stamps Technology are created by or for EncrypTix, such Derivative Works shall be included in the license granted under Section 2 and shall be subject to the terms of this Agreement. Furthermore, to the extent that EncrypTix creates or has created any patents that are Derivative Works of any of Stamps' Patents, EncrypTix shall assign such patents, and cause the patentee(s) to assign such patents to Stamps subject to such license thereto as this Agreement provides to EncrypTix.

     (c) EncrypTix Technology. Except as provided in Section 5(b) and 5(d),
         --------------------
EncrypTix shall own all right, title and interest in and to all intellectual property created by EncrypTix (the "EncrypTix Technology"). EncrypTix hereby grants to Stamps a non-exclusive, fully paid-up, royalty free, perpetual, irrevocable and worldwide license, with right to sublicense, to use, reproduce, distribute, transmit, publicly perform and display, modify and create derivative works of EncrypTix Technology developed during the Technology Transfer Term and products embodying the EncrypTix Technology developed during the Technology Transfer Term, and to make, use, offer for sale and sell products and services that incorporate the EncrypTix Technology developed during the Technology Transfer Term or modifications thereof, each for exploitation solely in the Mailing and Shipping Field of Use. Stamps agrees that it will not, at any time during or after this Agreement, (i) do anything which may adversely affect the validity or enforceability of the EncrypTix Technology (including any act, or assistance to any act, which would infringe or lead to the infringement of the EncrypTix Technology), or (ii) exercise, or attempt to exercise, any proprietary rights in the EncrypTix Technology, other than as expressly set forth herein and in any other written agreement(s) that may be entered into by the Parties.

     (d) Co-Development. Any intellectual property resulting from co-development
         --------------
efforts of EncrypTix and Stamps that do not constitute Derivative Works of the Stamps Technology shall be owned by the parties jointly (the "Joint Technology"). Each of EncrypTix and Stamps hereby grants to the other party a non-exclusive, fully paid-up, royalty free, perpetual, irrevocable and worldwide license to use, reproduce, distribute, transmit, publicly perform and display, sublicense, modify and create derivative works of the Joint Technology and products embodying the Joint Technology, and to make, use, offer for sale and sell products and services that incorporate Joint Technology or modifications thereof; provided that EncrypTix shall have the sole right to use and sublicense
         --------
the Joint Technology in the Travel and Events Fields of Use, and Stamps shall have the sole right to use and sublicense the Joint Technology in the Mailing and Shipping Field of Use.

6. CONFIDENTIAL INFORMATION

     (a) Treatment of Confidential Information.  Stamps and EncrypTix recognize
         -------------------------------------
that, in connection with the preparation or performance of this Agreement, each of them may disclose to the other its Confidential Information, or each may obtain Confidential Information of the other through preparation of or performance under this Agreement, including by the creation of materials and the development of technology and techniques that are not generally known. Except as permitted in connection with the license rights granted pursuant to this Agreement, a party who obtains any Confidential Information of the other agrees to maintain the confidential status of such Confidential Information, not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the receiving party, to disclose such Confidential Information only to those of its employees having a need to know such information, and not to disclose any of such Confidential Information to any Third Party other than consultants, contractors and advisors under a written obligation to keep such information confidential and to use it only for the purposes set forth above. Neither Stamps and EncrypTix shall disclose the other's Confidential Information to any person except on a "need-to-know" basis.

     (b) Stamps Security Policies.  EncrypTix shall comply at all times with
         ------------------------
Stamps' security policies as they may be amended from time to time. Stamps shall keep EncrypTix reasonably advised of Stamps security policies and changes therein.

     (c) Required Disclosure.  The Parties recognize that each may be required
         -------------------
by law or order of a court or other governmental authority, SEC regulations, or the like, to disclose the other's

Confidential Information, and that each shall endeavor to stop or limit such disclosure and afford the other the opportunity to do so. Each party shall immediately give the other party written notice of any anticipated disclosure pursuant to this Section 6(c) and will provide reasonable assistance to the other party, at the other party's expense, in resisting such disclosure. Without limiting the foregoing, any party making filings with the Securities and Exchange Commission shall include a copy of this Agreement only if and to the extent required and shall withhold, or use its best efforts to prevent public disclosure of, Schedule 2(g) hereto. In the case of filings made by EncrypTix, EncrypTix shall also consult with Stamps, withhold Schedule 2(g) if possible, seek confidential treatment of Schedule 2(g) if it cannot be withheld entirely, and, to the extent necessary to secure confidential treatment of the material therein that Stamps seeks to protect, redact such schedule.

     (d) Third-party Confidential Information. Any confidential information of a
         ------------------------------------
third party disclosed by a party to the other shall be considered Confidential Information hereunder and shall be subject to such additional restrictions as may be imposed by such third party on the discloser and communicated in writing by the discloser to the recipient.

     (e) Injunctive Relief. Each party agrees that if a court of competent
         -----------------
jurisdiction determines that one party has breached, or attempted or threatened to breach, any of its confidentiality obligations to the other party or its proprietary rights, such other party will be entitled to obtain appropriate injunctive relief and other measures restraining further attempted or threatened breaches of such obligations.

7. ENFORCEMENT AND DEFENSE

     (a) Control.
         -------

         (i) Stamps shall have the right, but not the obligation, to control the investigation, enforcement, defense and settlement of any action with respect to the Stamps Technology (including any action in which the ownership, validity, or enforceability of any of the Stamps Technology is or may be put at issue or in which any third party asserts or may assert that use of the Stamps Technology (including Derivative Works prepared by or for EncrypTix pursuant to authorization in this License Agreement) by Stamps or by EncrypTix infringes or will infringe the intellectual property rights of one or more third parties) provided that, with respect to copyrights and trade secrets only, and only for
--------
claims within the Travel and Events Fields of Use, EncrypTix shall have the right, at its own cost and expense, to participate in such action with counsel of its choice. Except as provided in Section 2(c)(i), any settlement that (A) grants to third parties any rights to the Stamps Technology in the Travel and Events Fields of Use, or (B) that limits any of EncrypTix' rights in any Licensed Fields of Use, shall be subject to EncrypTix' prior written consent, which shall not be unreasonably withheld.

         (ii) If Stamps elects not to pursue any enforcement or defense of an action referred to in the first sentence of the immediately preceding paragraph "i", EncrypTix shall have the right to pursue such enforcement or defense on its own, solely with respect the validity and use of the Stamps Technology in the Licensed Fields of Use, including the settlement of any claims solely within the Licensed Fields of Use. Any settlements that may affect the Stamps Technology outside of the Licensed Fields of Use will require Stamps' prior written consent, which shall not be unreasonably withheld.

     (b) Notice.  Each party shall provide the other prompt notice of any claims
         ------
of infringement of which such party becomes aware.

     (c) Assistance.  Each party will provide the other all assistance
         ----------
reasonably necessary to enforce or defend the Stamps Technology.

     (d) Sharing of Economics. If EncrypTix participates in an action with
         --------------------
respect to the Stamps Technology, then Stamps and EncrypTix will share equitably the benefits (net of their respective burdens) of such enforcement action, such sharing to reflect: (i) the total benefits received collectively by Stamps and EncrypTix as a result of the action (including any appeals, etc.) and (ii) the extent to which those benefits reflected the efforts and contributions made in such action by Stamps or by EncrypTix respectively.

8. TERM AND TERMINATION

     (a) Term.  Unless earlier terminated under the provisions of this Section,
         ----
this Agreement shall remain in full force and effect perpetually.

     (b) Termination for Breach Generally.
         --------------------------------

         (i) Notwithstanding the provisions of Section 8(a), this Agreement may be terminated by either party (A) following a determination by the arbitrator pursuant to the expedited arbitration procedures set forth in Schedule 8(b), that the Terminating Party (as defined in Schedule 8(b)) would be likely to prevail at a full trial on the merits on the claim that the Responding Party (as there defined) has committed a material breach of the Agreement, unless (i) the breach is curable and (ii) the Responding Party provides notice of its intent to cure it and such cure is effected within the time stated in paragraph "9" of
Schedule 8(b) or (B) after a judicial declaration or finding to the effect of the determination referred to in clause "A" above (or that a material breach has actually occurred) unless the breach is curable, a notice of intent to cure is provided thereafter, and the breach is cured as described (and pursuant to the time provisions referred to) in clause "A.ii" above. A breach involving an improper release of any Stamps Technology is not effectively cured unless and until (A) such improper release ends and (B) Stamps receives reasonable assurances that it will not suffer substantial injury or loss as a consequence of such improper release and reasonable assurances that such a breach will not occur again.

         (ii) The parties to this agreement will use their best efforts to agree on the pre-approved arbitrators for purposes of Schedule 8(b) hereof within fifteen calendar days after the date of this agreement and to list them on Attachment B to Schedule 8(b) hereof. If at least four (4) such pre-approved arbitrators are not so agreed upon in a specific order of priority as provided in that Schedule before the time that one party or the other to this Agreement delivers a written notice of material breach by the other party to such other party (or within five business days thereafter, as to which the parties will use their good faith efforts to agree), the requirement for an arbitrator's determination prior to the commencement of a cure period and prior to a termination of this Agreement for a material beach shall not apply. In that event, if there actually has been a material breach by one party, the other party may provide written notice thereof and terminate this agreement thirty calendar days thereafter unless the breach is curable and is cured within that thirty-day period.

         (iii) Nothing in Sections 8(a) or 8(b) shall limit the right of either party to seek and obtain judicial relief including, without limitation: (a) injunctive or other judicial relief to prevent or halt an improper disclosure, release, or use of either party's Intellectual Property Rights; (b) damages or other relief for a breach of this Agreement; and (c) a declaration that a material breach has occurred.

     (c) Other Events of Early Termination.  Stamps may, in Stamps' sole and
         ---------------------------------
absolute discretion, terminate this Agreement immediately by notice to EncrypTix in the event of any of the following events: (i) except to the extent that an opportunity for cure may be available in accordance with the last sentence of this paragraph and a cure may be effected as provided there, any sublicense by EncrypTix of rights to any Stamps Competitor other than a sublicense by EncrypTix in the ordinary course of its business of only client-side software to such entity as an end user consistent with the rights of EncrypTix in Section 2 hereof; (ii) any assignment of rights (including a Change of Control) by EncrypTix to any Stamps Competitor; (iii) a Change of Control of EncrypTix at a valuation of that entire company, on a fully diluted basis, of less than [***]* dollars; and (iv) to the extent permitted under law, in the event that (A) any proceeding shall be instituted by or against EncrypTix seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property (if such proceeding shall not have been dismissed without any such relief within sixty days after such institution) or (B) EncrypTix shall take any action to authorize any of the foregoing actions, or (C) EncrypTix shall be unable at any time to pay its debts as they become due. In the case of clause "i" above only, EncrypTix shall have an opportunity to cure the event allowing termination if it provides notice to Stamps within twenty days after such sublicense occurs; and such a cure shall be deemed to have been effected if, within thirty (30) days after receipt of notice from Stamps that the licensee is a Stamps Competitor, EncrypTix terminates such sublicense fully and effectively.

     (d) No Waiver or Release.  Termination of this Agreement by either party
         --------------------
shall not act as a waiver of any breach of this Agreement and shall not act as a release of either party from any liability for breach of such party's obligations under this Agreement. No termination of this Agreement shall affect the stock ownership or other rights or privileges obtained by Stamps in the organization and capitalization of EncrypTix or, except as provided in other agreements between the parties, the rights of the parties under those agreements.

     (e) Return of Confidential Information.  Within thirty (30) calendar days
         ----------------------------------
after termination of this Agreement, each party hereunder shall either deliver to the other, or destroy, all copies of any materials provided hereunder in its possession or under its control, and shall furnish to the other party an affidavit signed by an officer of its company certifying that to the best of its knowledge, such delivery or destruction has been fully effected.

     (f) Survival of Certain Provisions.  Notwithstanding the termination of
         ------------------------------
the Agreement for any reason, the provisions of Sections 5; 6; 8(e) and (f); 9; 10; and 11(c), (d), (e), (h), (i) and (k) of this Agreement shall survive such termination indefinitely. In addition, any obligations which expressly or by their nature are to continue after termination of the Agreement shall survive and remain in effect.

9. REPRESENTATIONS AND WARRANTIES

     (a) Mutual Representations and Warranties.  Each party represents,
         -------------------------------------
warrants, and covenants to the other that: (i) it has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it pursuant to this Agreement; (ii) the execution of this Agreement and the performance of its obligations and duties under this Agreement will not violate any agreement to which it is a party or the rights of any other party; and (iii) it is not relying on nor does the other party make any representations, warranties or agreements not expressly stated in this Agreement.

* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     (b) Stamps' Representations and Warranties.  Stamps represents and warrants
         --------------------------------------
that the Stamps Technology, as used by Stamps, does not infringe any copyright or misappropriate any trade secret of any third party. [***]*.

     (c) [***]*

     (d) Remedy for Infringement. If EncrypTix is enjoined or restrained by a court of competent jurisdiction from exercising any of its rights under this Agreement as a result of an Infringement claim, Stamps shall take one of the following steps (determined as among those steps in Stamps' sole discretion) provided that at least one of them is commercially reasonable: (i) procure for
-------------
EncrypTix the right to continue using the Stamps Technology; (ii) modify the Stamps Technology to perform its intended function without infringing Third Party rights; or (iii) substitute technology of substantially comparable functionality and performance. Subject to compliance with the immediately preceding sentence, Stamps shall have no further obligations or liability to EncrypTix for the inability of EncrypTix to use any or all of the Stamps Technology because of conflicting Third Party reports.

     (e) [***]*

--------------------------
* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     (f) Exception.  The provisions of Sections 9(c) and (d) shall not apply (i)
         ---------
if the Stamps Technology is modified by EncrypTix or EncrypTix' designee (which includes Stamps acting as required by EncrypTix under the Incubation Agreement) (it being agreed that a Derivative Work prepared by EncrypTix or its designee shall be deemed "modified" Stamps Technology notwithstanding that such Derivative Work may fall within the definition of "Stamps Technology"), but solely to the extent the alleged Infringement is caused by such modification;
(ii) if the Stamps Technology is combined with products, processes or materials by or for EncrypTix but solely to the extent the alleged Infringement is caused by such combination; (iii) to the extent that the allegedly Infringing activity continues after Stamps has provided EncrypTix modifications that would have avoided the alleged Infringement; or (iv) to the extent that the alleged Infringement is based on a United States patent [***]*.
                                                 ---

     (g) Limited Remedy. Without limiting the effect of Section 10(b) hereof, in
         --------------
no event shall EncrypTix have any right to recover from Stamps any amount representing lost profits or lost business value of EncrypTix that might result from (i) EncrypTix being precluded from using any of the Stamps Technology in the Licensed Fields of Use because of conflicting proprietary rights of one or more Third Parties or (ii) the invalidity of any of the Stamps Technology.

LIMITATIONS OF LIABILITY

     (a) Disclaimer.  STAMPS MAKES NO REPRESENTATION OR WARRANTY TO ENCRYPTIX,
         ----------
NOR SHALL STAMPS BE LIABLE TO ENCRYPTIX, FOR THE FAILURE OF PERFORMANCE OF THE STAMPS TECHNOLOGY EXCEPT AS EXPRESSLY PROVIDED HEREIN. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE STAMPS TECHNOLOGY IS PROVIDED TO ENCRYPTIX BY STAMPS "AS-IS" AND STAMPS HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR, EXCEPT AS EXPRESSLY PROVIDED HEREIN, OF NON-INFRINGEMENT OF THIRD PARTIES' RIGHTS.

     (b) No Consequential Damages.  EXCEPT FOR A BREACH OF SECTIONS 5 (OWNERSHIP
         ------------------------
OF INTELLECTUAL PROPERTY) AND 6 (CONFIDENTIAL INFORMATION), IN NO EVENT SHALL A PARTY TO THIS AGREEMENT BE LIABLE FOR LOST PROFITS, OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT, EVEN IN THE EVENT SUCH PARTY HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

10. MISCELLANEOUS PROVISIONS

     (a) Exports; Re-Exports.  EncrypTix shall adhere to The Export
         -------------------
Administration Act of 1979, as amended, The U.S. Export Administration Regulations (15 C.F.R. Parts 730-799), and any other applicable laws and regulations of the United States or any other countries governing the export or import of commodities and technical data. EncrypTix agrees not to export or re-export the Stamps Technology or any Intellectual Property Rights therein from the United States to any other country, or between two countries, without first obtaining any appropriate U.S. and foreign government export

----------------------
* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

and import licenses and permits, and the prior written consent of Stamps, which consent shall not be unreasonably withheld.

     (b) Bankruptcy. All rights and licenses granted under or pursuant to this
         ----------
Agreement by Stamps to EncrypTix with respect to the Stamps Technology are, and shall otherwise be deemed to be, for purposes of (S) 365(n) of the United States Bankruptcy Code, 11 U.S.C. (S) 101, et seq. (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under (S) 101(56) of the Bankruptcy Code. The parties agree that EncrypTix, as a licensee of such rights and licenses, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code; provided it abides by the terms of this Agreement. The parties further agree that, in the event that any proceeding shall be instituted by or against Stamps seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or Stamps shall take any action to authorize any of the foregoing actions (each a "Proceeding"), EncrypTix shall have the right to retain and enforce its rights under this Agreement including, but not limited to, the right to continue to use the Stamps Technology and all versions and derivatives thereof, and all documentation and other supporting material related thereto, in accordance with the terms and conditions of this Agreement.

     (c) Notices. Except as expressly provided herein to the contrary, any
         -------
notice, request, demand or communication required or permitted hereunder shall be in writing and shall be deemed to be properly given upon the earlier of: (i) actual receipt by the addressee; and (ii) five (5) business days after deposit in the U.S. mail, postage prepaid, when mailed by registered or certified U.S. mail, return receipt requested, or two (2) business days after being sent via private industry courier to the respective parties at the addresses forth set forth above or to such other person or address as the parties may from time to time designate in a writing delivered pursuant to this Section 11(c). Notices to: (i) Stamps shall be attention to: John Payne, President and CEO with a copy to: Seth Weisberg, Senior Director, IP & Licensing, at the address for Stamps first indicated above; and (ii) EncrypTix shall be attention to: Jim Rowan, President, at the address for EncrypTix first indicated above.

     (d) Waiver and Amendment. The waiver by either party of a breach of or a
         --------------------
default under any provision of this Agreement, shall not be construed as a waiver of any subsequent breach of the same or any other provision of the Agreement, nor shall any delay or omission on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy.

     (e) Remedies Cumulative. Except where otherwise specified, the rights and
         -------------------
remedies granted to a party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity, including, without limitation, rights or remedies under applicable patent, copyright, trade secret or proprietary rights laws, rules or regulations.

     (f) Nature of Relationship. No agency, partnership, joint venture, or
         ----------------------
employment is created as a result of this Agreement and neither EncrypTix nor EncrypTix' agents shall have any authority of any kind to bind Stamps in any respect whatsoever, nor shall Stamps or Stamps' agents have any authority of any kind to bind EncrypTix.

     (g) Headings. The captions and section and paragraph headings used in this
         --------
Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

     (h) Attorneys' Fees. If any party to this Agreement brings an action
         ---------------
against the other party to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including without limitation, attorneys' fees and costs incurred in connection with such action, including any appeal of such action.

     (i) Enforceability. If the application of any provision or provisions of
         --------------
this Agreement to any particular facts of circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

     (j) Entire Agreement. This Agreement, including the attachments hereto,
         ----------------
constitute the entire agreement between the parties concerning the subject matter hereof and supersedes all proposals or prior agreements whether oral or written, and all communications between the parties relating to the subject matter of this Agreement and all past courses of dealing or industry custom. The terms and conditions of this Agreement shall prevail, notwithstanding any variation with any purchase order or other written instrument submitted by EncrypTix, whether formally rejected by Stamps or not.

     (k) Applicable Law. This Agreement shall be interpreted and construed in
         --------------
accordance with the laws of the State of California without regard to the principles of conflicts of laws, and with the same force and effect as if fully executed and performed therein. Any action or proceeding brought by either party against the other arising out of or related to this Agreement shall be brought in a state or federal court of competent jurisdiction located in the county of Los Angeles, California and EncrypTix and Stamps each hereby submits to the in personam jurisdiction of such courts for purposes of any such action or proceeding.

IN WITNESS WHEREOF, the parties to this Agreement by their duly authorized representatives have signed their names below:


STAMPS.COM, INC.                           ENCRYPTIX, INC.
By: /s/ John Payne                         By: /s/ Jim Rowan
    --------------------------             -------------------------------
John Payne, Chairman and CEO               Jim Rowan, President and CEO

                                 Schedule 1(k)

                            Existing Stamps Patents
                            -----------------------

  Number             Inventor                    Title
  ------             --------                    -----
US5638513          Mohan Ananda      Secure software rental system using
                                     continuous asynchronous password
                                     verification

US5548645          Mohan Ananda      Secure software rental system using
                                     distributed software

US5495411          Mohan Ananda      Secure software rental system using
                                     continuous asynchronous password
                                     verification

                             Schedule 2(b)(iii)(A)

                              Existing Agreements
                              -------------------


1. License Agreement dated May 13, 1999 by and between Mohan Ananda and Stamps.com.

                                 Schedule 2(g)

                               Licensed Software
                               -----------------

1. [***]*
    ---


____________________________

* Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                 Schedule 8(b)

                        Expedited Arbitration Procedures
                        --------------------------------

The following procedures are applicable solely for an expedited confirmation for a material breach of the Agreement for purposes of Section 8(b).

     1. A party desiring to terminate the Agreement for a material breach (the "Terminating Party") by the other party shell deliver a Demand for Expedited Determination ("Demand") to each of the following:

          a.   The opposite party to the Agreement (the "Responding Party"), and

          b. Each of the individuals identified on Attachment B to this Schedule (the "Pre-Approved Arbitrators").

     2.   The Demand shall be executed by the Terminating Party and shall:

          a. State that the Terminating Party demands an expedited determination regarding whether the Responding Party has committed a material breach of the Agreement and that this expedited determination is to be made under Section 8 of the Agreement and pursuant to the procedures set forth in this
               Schedule 8(b),

          b. Provide reasonable notice of the events and circumstances believed to amount to the material breach, and

          c. Be accompanied by (i) a Notice to Pre-Approved Arbitrators (the "Notice") which shall include, without limitation, substantially the statements set forth on Attachment A to this Schedule and
               (ii) a copy of this Agreement and its Schedules.

     3. A single arbitrator shall decide the matter, and that person shall be the "available" Pre-Approved Arbitrator (as "available" is defined in the Notice) listed highest on Attachment B to this Schedule who responds to the parties as provided and within the time stated in the Notice. The parties to this Agreement agree to pay (initially in equal amounts but subject to an award of fees and costs to the prevailing party as provided below) the normal or customary charges of the arbitrator, to advance promptly and in equal amounts an aggregate amount requested by the arbitrator as a retainer (which shall be refundable if and to the extent not used), to replenish such retainer as used to the extent such arbitrator may request, and to execute such reasonably customary submission agreement as the arbitrator may request.

     4. The arbitrator shall convene a hearing to determine the following issue: whether the Terminating Party would be likely to prevail at a full trial on the merits on the claim that the Responding Party has committed a material breach of the Agreement. The determination of the arbitrator shall be based upon the evidence and argument presented during the hearings as well as any written briefs and evidence that may be submitted to him/her (and the adverse party) prior to the hearing. The arbitrator shall select a date or dates for the hearing that are no less than ten days and no more than 20 days after delivery of the Demand. The hearing shall last not more than two full days, and the parties shall split equally the time available to them for the presentation of evidence. The arbitrator shall also state in writing whether he believes that the position of one party in and in connection with the arbitration was significantly more justified and correct than that of the other party. If so, the party identified as having had the more justified and correct position shall be deemed the "prevailing party," and the arbitrator's statement so identifying such party shall amount to an award of the reasonable costs and fees incurred by such party in connection with the arbitration, which shall be paid by the other party within thirty days after delivery to it of reasonable summary documentation thereof.

5. No later than five (5) calendar days before the hearing, each party may deliver to the other party a request for immediate production of such documents and/or other evidence or information as the requesting party believes are readily available to the other party and are important for preparation or presentation at the hearing. The requested documents shall be produced three (3) days prior to the hearing. The failure of either party to produce such available materials as are so requested by the other party shall not be grounds for sanctions but may be taken into consideration by the arbitrator to the extent, if any, that he/she believes it relevant.

6. Not later than twenty-four (24) hours before the hearing, each party may file with the arbitrator and serve on the adverse party a brief and any supporting evidence, including declarations or documentary materials.

7. The arbitrator's decision shall not be admissible in evidence or disclosed in any judicial proceeding; provided, however, that this provision shall not apply to any notice of the claimed breach (which shall not include the Demand) nor any action taken to cure the claimed breach.

8. To the extent they are consistent with the provisions of the Agreement (including this Schedule and its attachments), the arbitration shall be conducted under and pursuant to the Commercial Arbitration Rules of the AAA (the "AAA Rules") (but need not be administered by the AAA except as hereinafter provided). In the event that the procedures in this Schedule and the attachments hereto fail to produce an arbitrator able to proceed with the arbitration or fail in another respect(s) to permit the expedited determination to be made as contemplated in the Agreement, a single arbitrator shall be appointed by the AAA and the proceeding shall be conducted under the AAA Rules consistent, to the extent possible, with the provisions of this Schedule. (The parties shall request that the AAA select as the arbitrator a single person having experience in technology or technology licensing disputes or in disputes involving computer software.) The arbitration conducted by the AAA shall be for the limited purposes specified in paragraph 4 hereof and shall be decided within 30 days. Once an arbitrator is selected, the timing of the arbitration and the procedures for the arbitration shall be as specified in paragraphs 4 through 7 hereof.

9. If the arbitrator determines that the Terminating Party would be likely to prevail at a full trial on the merits on the claim that the Responding Party committed a material breach of the Agreement, and if the breach is curable, the Responding Party may decide whether to cure the confirmed breach and, if it is and such party provides notice to the Terminating Party within two (2) business days after receipt of the arbitrator's decision that it has elected to effect such a cure, shall have thirty (30) calendar days from the decision of the arbitrator to cure the breach.

10. If the arbitrator determines that there was a material breach of this Agreement, the parties hereby express their willingness to have the arbitrator comment upon and offer suggestions as to whether the breach is curable and, if so, how the cure may be effected. Any such statements, however, shall be non- binding and inadmissible for any purposes in any separate proceedings. In no event, absent the written consent of both parties, shall there be continuing proceedings or additional hearings before the arbitrator on the nature or adequacy of the cure.

These expedited procedures are intended to allow either party to the Agreement to terminate the Agreement without undue delay in the event of a material breach by the other party while giving the other party the benefit of an outside person's review of the matter prior to the termination and, if the breach is curable, an opportunity to cure. These procedures are intended to be summary in nature and non-exclusive. A party believing that the opposite party has committed a material breach may institute judicial proceedings (for damages and/or for declaratory, equitable, and/or other relief): (a) at the same time as utilizing these summary procedures or (b) after trying unsuccessfully to utilize these procedures or having begun but not having completed use of these procedures or (c) after and notwithstanding an adverse determination by the arbitrator in an expedited arbitration under these procedures. The doctrines of collateral estoppel and res judicata shall be inapplicable to the findings, rulings, and all other aspects of these summary proceedings.

                                  Attachment A
                                       to
                                 Schedule 8(b)

                       Notice to Pre-Approved Arbitrators
                       ----------------------------------

An expedited arbitration has been initiated under the procedures set forth in the License Agreement between Stamps.com and EncrypTix, Inc. As you will recall, you and several other individuals are on the list of pre-approved arbitrators for that expedited arbitration. A copy of the Demand for Expedited Determination (which has an attached copy of the License Agreement) is enclosed with this notice.

Under the License Agreement, the expedited arbitration hearing is to commence within ten (10) days after the date this Notice is delivered to your address and to the addresses of the other pre-approved arbitrators and to the responding party (the "Delivery Date"), or as soon thereafter as the top-listed available arbitrator on the list is able to schedule a hearing. The Delivery Date is

-----------.

The pre-approved arbitrators such as you are considered "available" if they can schedule one full day for the hearing (which may be a Saturday, Sunday, or legal holiday) within twenty (20) days after the delivery date identified above and can commit to deliver a brief written statement of their determination (no explanation, findings, conclusion, or opinion necessary) within five (5) business days after that. Unless otherwise agreed by the parties, the location of the arbitration hearing is to be in Los Angeles or Santa Monica, California at 9:30 A.M. on the date and at a place set by the top-listed available arbitrator.

The other procedures for the expedited arbitration are set forth in Schedule 8(b) to the License Agreement, a copy of which is enclosed herewith.

Please fax, email or deliver to both of the parties to the License Agreement -- as soon as possible -- a statement of when you can be available to conduct a one-day hearing in this matter at some time from the tenth day to the twentieth day after the Delivery Date. The current addresses fax numbers and email numbers of the parties are:

Stamps.com                           EncrypTix, Inc.

______________________               ______________________


______________________               ______________________

If you are available to take part in these proceedings, it is important that you deliver your response to both of the parties listed above no later than the fourth (4th) day after the Delivery Date.

                                  Attachment B
                                       to
                                 Schedule 8(b)

                            Pre-Approved Arbitrators
                            ------------------------


1.  __________________________________

    __________________________________

    __________________________________

   fax:    ___________________________

   email:  ___________________________


2.  __________________________________

    __________________________________

    __________________________________

    fax: _____________________________

    email: ___________________________


3.  __________________________________

    __________________________________

    __________________________________

    fax: _____________________________

    email: ___________________________


4.  __________________________________

    __________________________________

    __________________________________

    fax: _____________________________

    email: ___________________________